UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2006

FLAG FINANCIAL CORPORATION

(Exact name of Registrant as Specified in Charter)

Georgia (State or Other Jurisdiction of Incorporation)	000-24532 (Commission File Number)	58-2094179 (I.R.S. Employer Identification No.)

3475 Piedmont Road, N.E., Suite 550

(Address of Principal Executive Offices)

(404) 760-7700

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On July 17, 2006, Flag Financial Corporation issued a press release reporting its second quarter 2006 results of operations. A copy of the press release is attached as an exhibit to this report.

Item 9.01	Financial Statements and Exhibits

(c)     Exhibits

No.	Description

99.1	Press Release dated July 17, 2006.

The information furnished in the attached press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLAG FINANCIAL CORPORATION

DATE: July 17, 2006	By:	/s/ J. Daniel Speight
J. Daniel Speight Vice Chairman, Chief Financial Officer and Secretary

EXHIBIT INDEX

No.	Description

99.1	Press Release dated July 17, 2006.